 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2013

FERMO GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-179738	99-0371375
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

9801 Research Drive Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 489-7600

Allmandring 1/22a-35 Stuttgart, Germany 70569 Tel. 011-49-7211324929
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; relationships with our merchants and subscribers; consumer demand; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file or furnish as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

USE OF CERTAIN DEFINED TERMS

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” “our Company,” or “the Company” are to the business of Fermo Group, Inc.

Item 1.01	Entry into a Material Definitive Agreement.

On February 21, 2013, we entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Ilia Sachin (the “Seller”), Christopher Carmichael and Brenden Garrison (the “Purchasers”), whereby the Purchasers purchased from the Seller, 3,000,000 shares of common stock, par value $0.001 per share, of the Company (the “Shares”), representing approximately 80.21% of the issued and outstanding shares of the Company, for an aggregate purchase price of $150,000. Christopher Carmichael purchased 2,866,667 Shares, and Brenden Garrison purchased 133,333 Shares. As a result, Christopher Carmichael and Brenden Garrison became the majority shareholders of the Company. Prior to the closing of the transactions contemplated by the Stock Purchase Agreement, the Seller was our President, Chief Executive Officer, Chief Financial Officer, sole director, and majority shareholder.

Following the closing of the transaction, we intend to enter into an acquisition with an entity positioned in the multimedia industry focused on the intersection of cloud based cross platform applications synchronized across digital platforms.

The foregoing description of the terms of the Stock Purchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

On February 21, 2013, a change of control occurred whereby Christopher Carmichael and Brenden Garrison acquired an aggregate of 3,000,000 shares of common stock, or 80.21% of our voting power of all of our outstanding voting securities.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the closing of the transaction, on February 21, 2013, Ilia Sachin submitted to the Company a resignation letter pursuant to which Ilia Sachin resigned as sole director and officer of the Company. The resignation of Ilia Sachin was not a result of any disagreements relating to the Company’s operations, policies or practices.

On February 21, 2013, our board of directors accepted the resignation of Ilia Sachin and appointed Christopher Carmichael to serve as the President, Chief Executive Officer and sole director of the Company.

Christopher Carmichael, age 59, has been the President and Chief Executive Officer of Ubiquity Broadcasting Corporation since May 20, 2009. September 30, 2006 Carmichael was employed by Ubiquity Holdings to be the Creative Director, when Ubiquity Holdings became Ubiquity Broadcasting Corporation in February of 2007 he remained as the Creative director until taking the position of President and CEO. Mr. Carmichael was the United States Surfing Champion from 1969 through 1971 and became a premier apparel designer in the United States, while working in marketing and film production. Mr. Carmichael is frequently described as a visionary. He was voted one of the Top Ten designers of Men's Apparel in the United States, in Sports Style Magazine published by Fairchild Publications in 1983, and is an expert in design, marketing, and distribution. Mr. Carmichael has extensive experience in the film industry, working for numerous television shows while working with Grammy and Emmy Award winning artists and producers such as Steve Sabol at NFL Films. He has produced several television commercials and in 1978, he won a "Clio” award for an RC Cola Commercial.   Mr. Carmichael turned his attention to the internet industry in early 1997. Early on he realized the need for design and technology innovation, he invented the “Sprocket” and coauthored the company’s other patents such as “Compression,” “Lifestyle Portal,” “Immersive Advertising,” and “B2B,” to name a few.

Family Relationships

There are no family relationships between Mr. Carmichael and any previous officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K.

Employment Agreement

The Company has not entered into any employment agreements with any of its directors and officers.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated February 21, 2013, by and among Fermo Group, Inc., Ilia Sachin, Christopher Carmichael, and Brenden Garrison.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

FERMO GROUP, INC.

Date: February 22, 2013	By:	/s/ Christopher Carmichael
Christopher Carmichael
President and Chief Executive Officer